UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 26, 2022
VOYA FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-35897	No.	52-1222820
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification Number)
230 Park Avenue
New York	New York		10169
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (212) 309-8200
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.01 Par Value	VOYA	New York Stock Exchange
Depositary Shares, each representing a 1/40th	VOYAPrB	New York Stock Exchange
interest in a share of 5.35% Fixed-Rate Non-Cumulative Preferred Stock, Series B, $0.01 par value
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
(a) The Annual Meeting of Stockholders (the “Annual Meeting”) of Voya Financial, Inc. (the “Company”) was held on May 26, 2022.

(b) The results of the matters submitted to a stockholder vote at the Annual Meeting were as follows:

Item 1 – Election of Directors: Our stockholders elected the following ten directors to each serve a one-year term expiring at our annual meeting in 2023. Each director will hold office until his or her successor has been elected and qualified or until the director’s earlier resignation or removal.

	For	Against	Abstentions	Broker Non-Votes
Lynne Biggar	92,661,697	230,678	230,333	3,959,278
Yvette S. Butler	92,261,755	632,804	228,149	3,959,278
Jane P. Chwick	92,068,332	824,530	229,846	3,959,278
Kathleen DeRose	92,615,039	277,445	230,224	3,959,278
Ruth Ann M. Gillis	91,903,729	988,893	230,086	3,959,278
Aylwin B. Lewis	91,194,030	1,698,812	229,866	3,959,278
Rodney O. Martin, Jr.	91,510,711	1,226,876	385,121	3,959,278
Byron H. Pollitt, Jr.	92,613,254	279,459	229,995	3,959,278
Joseph V. Tripodi	92,095,861	796,241	230,606	3,959,278
David Zwiener	92,248,250	644,071	230,387	3,959,278

Item 2 – Our stockholders approved, on an advisory basis, the compensation paid to the named executive officers.

For	Against	Abstentions	Broker Non-Votes
88,883,356	3,981,118	258,234	3,959,278

Item 3 – Our stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2022.

For	Against	Abstentions
93,012,895	3,842,228	226,863

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Voya Financial, Inc.
(Registrant)
By:        /s/ Rachel Reid
Name:    Rachel Reid
Title:    Senior Vice President, Deputy General Counsel and Corporate Secretary
Dated: May 27, 2022